LML PAYMENT SYSTEMS INC.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON
AUGUST 20, 2003

TO THE HOLDERS OF COMMON SHARES OF LML PAYMENT SYSTEMS INC.

The annual meeting of the shareholders of LML Payment Systems Inc. will be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on August 20, 2003, at 10:00 a.m. local time, for the purposes of:

    electing five (5) members of our board of directors;

    ratifying the appointment of our auditor; and

    transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual meeting is July 14, 2003. Only shareholders of record at the close of business on July 14, 2003 are entitled to notice of, and to vote at, our annual meeting, and any adjournment or postponement of our annual meeting.

A copy of our Annual Report to Shareholders for the fiscal year ended March 31, 2003 accompanies this notice.

Our board of directors hopes that you will find it convenient to attend our annual meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual meeting. Returning your proxy does not deprive you of the right to attend our annual meeting and vote your common shares in person.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors:

Patrick H. Gaines
President and CEO

Dated: July 17, 2003

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF LML PAYMENT SYSTEMS INC.
AUGUST 20, 2003

LML Payment Systems Inc.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

The accompanying Form of Proxy is solicited on behalf of the board of directors of LML Payment Systems Inc. (the "Corporation"), to be used at our annual meeting to be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on August 20, 2003, at 10:00 a.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders on Form 10-K for the fiscal year ended March 31, 2003, are first being mailed to shareholders on or about July 17, 2003.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Computershare Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on July 14, 2003 are entitled to receive notice of, attend and vote at our annual meeting. As of June 30, 2003, there were 19,593,061 common shares in the capital of our Corporation issued and outstanding owned by approximately 392 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on July 14, 2003 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Computershare Trust Company of Canada, 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8 (facsimile (403) 267-6529). All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our board of directors set forth in this proxy statement, and FOR the appointment of our independent auditor, Ernst & Young LLP. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of common shares can be recognized and acted upon at our annual meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our Corporation. Such common shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual meeting. The form of proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada. ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and beneficial shareholders return the proxy forms to ADP for the United States and IICC for Canada. ADP and IICC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote common shares directly at our annual meeting - the proxy must be returned to ADP or IICC, as the case may be, well in advance of our annual meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding at least 33 1/3 percent of the outstanding common shares as at July 14, 2003 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE TRUST COMPANY OF CANADA) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

  by delivering a written notice of revocation to the Secretary of our Corporation;

  by submitting a duly executed proxy bearing a later date; or

  by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Restated Articles of Incorporation provide that the number of directors shall be determined by resolution of the board of directors and set out in the notice calling the meeting of shareholders provided that the number of directors may be not less than three (3) or more than fifteen (15). The number of our directors has been set at five (5). All of our current directors are standing for re-election at our annual meeting. Each director who is elected will serve until an annual meeting is held for the fiscal period ending March 31, 2004, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors. The following information as of June 30, 2003, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Corporation	Date Position First Held
Patrick H. Gaines	44	President, Chief Executive Officer and Director	1990 (Director) March 31, 1992 (President) February 9, 2000 (CEO)
Greg A. MacRae	49	Director	February 12, 1998
L. William Seidman	82	Director	October 13, 1999
Robin B. Martin	54	Director	November 18, 2000
Jacqueline Pace	59	Director	November 27, 2000

Patrick H. Gaines

Patrick Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000, and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Greg A. MacRae

Greg MacRae is currently employed as the President of CSI Capital Solutions Inc., a position he has held since September 1996. Mr. MacRae is a director of Royal Victoria Minerals Ltd. since April, 2003 and he has also been a director of North Group Limited since July, 2002. Prior to his position with CSI Capital Solutions Inc., between February 1985 and September 1996, Mr. MacRae was the Senior Account Manager of the Corporate Services Department at Montreal Trust Company of Canada (now Computershare Trust Company of Canada).

L. William Seidman

L. William Seidman has been employed as the chief commentator for CNBC-TV since December 1992. Mr. Seidman also serves as the publisher of Bank Director and Board Member magazines, and has consulted with numerous organizations, including Deposit Corporation of Japan, Tiger Management, J.P. Morgan Inc., The World Bank, BDO Seidman and The Capital Group. Mr. Seidman served on the White House staff of President Gerald Ford as Assistant for Economic Affairs from 1974 to 1977, and served President Ronald Reagan as co-chair of the White House Conference on Productivity in 1983 and 1984. Mr. Seidman also served as the fourteenth Chairman of the Resolution Trust Company from 1989 to 1991. Mr. Seidman is also on the board of directors of Fiserv, Inc., Clark Consulting, GMAC Bank, GMAC Commercial Mortgage, Deep Green Bank and Intelidata, Inc.

Robin B. Martin

Robin Martin has been employed as the President and Chief Executive Officer of Deer River Group, an owner and operator of commercial radio and television stations and cable TV systems, since September 1978. Between 1974 and 1976, Mr. Martin served as Staff Assistant to President Gerald R. Ford. Prior to his term in President Ford's White House, Mr. Martin held various senior executive positions in the broadcast industry. Mr. Martin is a member of the Board of the National Museum of Natural History at the Smithsonian Institute, and of the Federal City Council in Washington, D.C. He also serves on the Board of Trustees of The Shakespeare Theatre and on the Governing Board of St. Albans School, both of which are located in Washington, D.C.

Jacqueline Pace

Since January 2000, Jacqueline Pace has been self-employed as an attorney. Prior to that, between November 1998 and January 2000, Ms. Pace was employed by Baker & Hostetler as an attorney, and from November 1991 to November 1998, she was employed as an attorney by Pillsbury Madison & Sutro. Ms. Pace holds a Juris Doctor degree from Emory University School of Law, and a Bachelor of Arts degree from The American University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2003, our board of directors held eight (8) meetings and acted three (3) times by written consent. With the exception of one meeting which one of our directors was unable to attend, the meetings were attended by all of our directors either in person or by teleconference.

For the year ended March 31, 2003, the board of directors had three (3) standing committees: the audit committee, the compensation committee and the stock option plan administration committee. We currently do not have a nominating committee.

Audit Committee

During the year ended March 31, 2003, the members of the audit committee included Greg MacRae, L. William Seidman, Robin Martin and Jacqueline Pace. The function of the audit committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The audit committee also reports to our board of directors with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended March 31, 2003, the audit committee met nine (9) times. With the exception of one meeting which one of the members was unable to attend, the meetings were attended by all of the members of the committee either in person or by teleconference.

Report of the Audit Committee

The Securities and Exchange Commission rules now require our Corporation to include in our proxy statement a report from the Audit Committee of the Board. The following report concerns the Audit Committee's activities regarding oversight of our Corporation's financial reporting and auditing process. For the year ended March 31, 2003, the audit committee has:

(1) reviewed and discussed the audited consolidated financial statements with our Corporation's management;

(2) discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

(3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4) recommended to our board of directors that the audited financial statements be included in our Corporation's Annual Report on Form 10-K for the period ended March 31, 2003, based on the review and discussions referred to above.

Each of the members of our audit committee is independent, as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. On July 8, 2003, our Board of Directors adopted a new audit committee charter, a copy of which is appended to this proxy statement as Appendix "A". The new audit committee charter supersedes and replaces our existing audit committee charter that was adopted on June 2, 2000 and is intended to ensure compliance with certain rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 to promote and protect auditor independence.

AUDIT COMMITTEE

L. William Seidman
Greg A. MacRae
Robin B.Martin
Jacqueline Pace

Compensation Committee

During the fiscal year ended March 31, 2003, the members of our compensation committee were Greg MacRae, Jacqueline Pace, Robin Martin and L. William Seidman. Our compensation committee did not meet during the fiscal year ended March 31, 2003. Our compensation committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. Our compensation committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. No member of our compensation committee was, during the fiscal year ended March 31, 2003 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Stock Option Plan Administration Committee

Our stock option plan administration committee was established by our board of directors in December 1999. During the year ended March 31, 2003, the members of our stock option plan administration committee were Jacqueline Pace, Patrick H. Gaines and Greg A. McRae. Our stock option plan administration committee acted four (4) times by written consent during the year ended March 31, 2003. The function of the stock option plan administration committee is to oversee both our 1996 Stock Option Plan and our 1998 Stock Incentive Plan. The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Stock Option Plan and the 1998 Stock Incentive Plan, and the determination of the terms and conditions with respect to any grant made pursuant to both the 1996 Stock Option Plan and the 1998 Stock Incentive Plan.

EXECUTIVE OFFICERS

As of June 30, 2003, we had five (5) executive officers, as follows:
Name and Age of Executive Officers	Position with Our Corporation and Work History
Patrick H. Gaines Age: 44

President since March 31, 1992, Chief Executive Officer since February 9, 2000 and Director since 1990

Patrick Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000 and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Richard R. Schulz Age: 32

Controller (Chief Accounting Officer) since June, 2002

Richard Schulz has been employed as our Controller since June 2002. Mr. Schulz has been employed with the Corporation since August 1, 2001 as the Assistant Controller. Prior to that, Mr. Schulz was self-employed as a financial consultant with RRS Consulting from June 1, 2000 to July 31, 2001, and prior to that he was employed as a senior staff accountant with Dale Matheson Carr-Hilton Chartered Accountants from May 1, 1992 to May 31, 2000.

Carolyn L. Mosher Age: 36

Secretary since February 1995

Carolyn Mosher has served as Secretary of our Corporation and certain of our subsidiaries since February 1995, and has served our Corporation and our subsidiaries in various administrative capacities since 1989.

Robert E. Peyton Age: 45

Executive Vice-President of LML Payment Systems Corp. since April, 2001

Robert Peyton has been employed as Executive Vice-President of our subsidiary, LML Payment Systems Corp., since April 1, 2001. Prior to that, commencing in 1996, Mr. Peyton served as the President of Phoenix EPS, Inc. Mr. Peyton remained as the President of Phoenix EPS, Inc. following our acquisition of Phoenix EPS, Inc. on July 9, 2000.

Kat E. Frey Age: 55

Executive Vice-President of LML Payment Systems Corp. since April 2001

Kat Frey has been employed as Executive Vice-President of our subsidiary, LML Payment Systems Corp., since April 1, 2001. Prior to that, commencing in December, 1999, she served as the President of our former subsidiary CF Data Corp. and Vice-President and Assistant Secretary of our former subsidiary CFDC Holdings Corp. Prior to our acquisition of CF Data Corp. and CFDC Holdings Corp. on November 30, 1999, Ms. Frey was employed as the Vice-President of CF Data Corp. and the Vice-President and Assistant Secretary of CFDC Holdings Corp.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Compensation paid to our Corporation's executive officers is generally comprised of two elements: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our Corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of our Corporation's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our compensation committee considers our financial position and cash flow in making compensation decisions.

Our compensation committee did not meet during the fiscal year ended March 31, 2003, and the compensation committee did not recommend changes to the compensation levels that were established for the 2001 fiscal year. In formulating compensation levels and policies for the 2001 fiscal year, the compensation committee took into consideration the compensation paid to executive officers of several other companies operating in the financial services/transaction processing industry including Concord EFS, Efunds Corp, PMT Services Inc. and Electronic Clearing House Inc. after making allowances for the different scales of operations of these other companies as compared to our Corporation. The compensation committee did not retain an independent compensation consultant, nor did the compensation committee rely upon any formal study or review of comparable companies in our Corporation's industry in formulating compensation levels and policies for the 2001 fiscal year.

Patrick Gaines' base salary and long-term compensation for the 2001 fiscal year were determined by the compensation committee utilizing the criteria discussed above. Mr. Gaines' total compensation package is designed to be competitive while creating performance-based awards in line with the financial interests of the shareholders. During the year ended March 31, 2001 the compensation committee established Mr. Gaines' base annual salary at $150,000. During the year ended March 31, 2002, Mr. Gaines voluntarily agreed to a 20% reduction in his base annual salary, resulting in his base annual salary for the year ended March 31, 2002 being $135,000. During the year ended March 31, 2003, his base annual salary was $120,000.

1996 Stock Option Plan

Our 1996 Stock Option Plan (the "1996 Plan") was first adopted by our shareholders in 1996. The purpose of the 1996 Plan is to advance the interests of our Corporation by encouraging our directors, management and employees to increase their proprietary interest in our Corporation and to remain associated with our Corporation, as well as to furnish participants with an additional incentive in their efforts on our Corporation's behalf. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1996 Plan to increase the number of options to purchase common shares in our capital from 2,500,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1996 Plan is currently administered by our stock option plan administration committee. The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Plan, and the determination of the terms and conditions of awards granted pursuant to the 1996 Plan, although no participant may be granted options exceeding the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. The exercise price of options issued under the 1996 Plan shall not be less than the price permitted by any applicable regulator and such price shall be paid in cash or by certified check or bank draft. The term of each option shall not exceed that permitted by any applicable regulator, and the right to exercise options is limited in the event the participant ceases, for any reason, to be a director, officer, employee or consultant of our Corporation. Options are generally not transferable or assignable.

1996 Stock Option Plan Benefits

As of June 30, 2003, no executive officer, director or associate of any executive officer or director had been granted any options subject to shareholder approval. During the fiscal year ended March 31, 2003, we granted options to purchase 10,000 shares of our common stock at an exercise price of $5.90 to one of our directors. In addition, during the fiscal year ended March 31, 2003, we granted options to purchase 573,000 shares of our common stock at an exercise price of $5.00 to twelve (12) employees collectively. As of March 31, 2003, a total of 917,000 stock options remain available to be granted under the 1996 Plan.

1998 Stock Incentive Plan

Our 1998 Stock Incentive Plan (the "1998 Plan") was first adopted by our shareholders in 1998. The purpose of the 1998 Plan is to attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants to achieve the goals of our Corporation and our shareholders and to promote the success of our business. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1998 Plan to increase the maximum number of common shares in our capital that may be issued pursuant to all awards granted under the 1998 Plan from 1,000,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1998 Plan is currently administered by our stock option plan administration committee. The committee has sole discretion as to the interpretation and construction of any provision of the 1998 Plan, and the determination of the terms and conditions of awards granted pursuant to the 1998 Plan.

Subject to applicable laws, including the rules of any applicable stock exchange or national market system, the committee is authorized to grant any type of award to an eligible person (a "Grantee") that is not inconsistent with the provisions of the 1998 Plan, and that by its terms involves or may involve the issuance of any one or more of the following: (a) common shares in our capital (including "Performance Shares" which may be earned in whole or in part upon attainment of performance criteria established by the committee); (b) stock options, which may be granted as either "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not qualify as Incentive Stock Options for the purposes of the Code; (c) stock appreciation rights ("SARs") entitling the Grantee to acquire such number of common shares in our capital or such cash compensation as will be determined by reference to any appreciation in the value of our common shares in accordance with terms established by committee; (d) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions to be established by the committee; (e) "Dividend Equivalent Rights" entitling the Grantee to compensation measured by any dividends paid on our common shares; or (f) "Performance Units" which may be earned in whole or in part upon attainment of performance criteria established by the committee and which may be settled in cash, common shares or other securities, or a combination of cash, common shares or other securities, as established by the committee.

The maximum number of shares with respect to which options and SARs may be granted in any fiscal year to any Grantee who is a director, officer or employee of our Corporation or any of its subsidiaries is 500,000 shares, subject to certain adjustments. The term of each award shall not exceed that permitted by any applicable regulator, provided that the term of any Incentive Stock Option shall not exceed 10 years, and provided further that if an Incentive Stock Option is granted to a Grantee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of our Corporation or any of its subsidiaries, the term of the Incentive Stock Option shall not exceed 5 years. The right to exercise awards is limited in the event the participant ceases, for any reason, to be a director, employee or consultant of our Corporation. Awards are generally not transferable or assignable.

The committee has the discretion to determine the exercise or purchase price for any awards under the 1998 Plan, except that: (a) the exercise or purchase price of any Incentive Stock Option or any award intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our common stock on the date of grant; and the exercise price of an Incentive Stock Option granted to a Grantee whose holdings exceed 10% of the voting power must be at least 110% of the fair market value on the date of grant.

1998 Stock Incentive Plan Benefits

As of June 30, 2003, no executive officer, director or associate of any executive officer or director has been granted any awards subject to shareholder approval, and no person has received or is currently expected to receive 5% of the awards issuable under the 1998 Plan. During the fiscal year ended March 31, 2003, we granted options to purchase 30,000 shares of our common stock at an exercise price of $5.90 to three of our directors. Also during the fiscal year ended March 31, 2003, we granted options to purchase 410,000 shares of our common stock at an exercise price of $5.00 to twelve (12) employees. As of March 31, 2003, a total of 1,565,500 stock options remain available to be granted under the 1998 Plan.

Aggregate Awards Under the 1996 and 1998 Plans in the Year Ended March 31, 2003

During the year ended March 31, 2003, stock options to acquire an aggregate of 583,000 shares of common stock were granted under our 1996 Plan, none of which had expired on or before March 31, 2003, and awards to acquire an aggregate of 440,000 shares of common stock were granted under our 1998 Plan, of which none had expired on or before March 31, 2003.

COMPENSATION COMMITTEE

Greg A. MacRae
L. William Seidman
Jacqueline Pace
Robin B. Martin

Compensation Committee Interlocks and Insider Participation

Messrs. MacRae, Martin and Seidman and Ms. Pace served as members of our compensation committee during the last fiscal year, and continue to serve in such capacity. None of these persons: (a) is a current or former officer or employee of our Corporation, or of any of our subsidiaries; or (b) participated, either directly or indirectly, in any transaction or any series of transactions to which our corporation or any of our subsidiaries was or is a party, and which involved an amount in excess of $60,000.

During the last fiscal year, no executive officer of our Corporation served as a member of the board of directors or as a member of the compensation committee of another entity one of whose executive officers served as a member of our Corporation's board of directors or compensation committee.

EXECUTIVE EMPLOYMENT AGREEMENTS

We have not entered into any formal employment agreements with our named executive officers. However, our subsidiary, LML Payment Systems Corp., has entered into an employment agreement with one of our named executive officers, Robert E. Peyton. Mr. Peyton serves as an Executive Vice-President of LML Payment Systems Corp., pursuant to an employment agreement dated July 9, 2000. The initial term of the employment agreement ended on July 9, 2003, but the agreement is subject to automatic renewal for successive one-year terms unless it is terminated earlier in accordance with its terms. Mr. Peyton received an annual salary of $150,000 during the fiscal year ended March 31, 2003.

COMPENSATION OF DIRECTORS

We pay an annual director's fee to each of our independent directors as follows: cash compensation in the amount of $5,000 and a grant of 10,000 stock options for services rendered as a director in the fiscal year. The annual director's fee is paid pursuant to a compensation plan that we adopted for our independent directors during the fiscal year ended March 31, 2002. The stock options awarded under the plan vest on the first anniversary date of their issuance. The $5,000 cash component is payable annually on the date of the Corporation's annual meeting, and the options are to be awarded on the same date.

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at board or committee meetings. The board of directors may award special remuneration to any director undertaking any special services on behalf of our Corporation other than services ordinarily required of a director. Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

During the fiscal year ended March 31, 2003, our directors were granted options to purchase common shares as compensation for serving as directors of our Corporation and its subsidiaries as follows:

Name	Number of Common Shares	Number of Options
Patrick H. Gaines	Nil	Nil
Greg A. MacRae	Nil	10,000(1)
L. William Seidman	Nil	10,000(2)
Robin Martin	Nil	10,000(3)
Jacqueline Pace	Nil	10,000(4)

(1) Mr. MacRae was granted options to purchase 10,000 common shares in the capital of our Corporation on September 4, 2002, all of which vest on September 4, 2003. The options are exercisable at a price of $5.90 per share, and expire on September 4, 2007.

(2) Mr. Seidman was granted options to purchase 10,000 common shares in the capital of our Corporation on September 4, 2002, all of which vest on September 4, 2003. The options are exercisable at a price of $5.90 per share, and expire on September 4, 2007.

(3) Mr. Martin was granted options to purchase 10,000 common shares in the capital of our Corporation on September 4, 2002, all of which vest on September 4, 2003. The options are exercisable at a price of $5.90 per share, and expire on September 4, 2007.

(4) Ms. Pace was granted options to purchase 10,000 common shares in the capital of our Corporation on September 4, 2002, all of which vest on September 4, 2003. The options are exercisable at a price of $5.90 per share, and expire on September 4, 2007.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid during the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001 to our Chief Executive Officer and the compensation that we paid during the fiscal years ended March 31, 2003 March 31, 2002 and March 31, 2001 to one Executive Vice-President of our subsidiary LML Payment Systems Corp. ("Named Executive Officers") (there were no other executive officers who received a total annual salary (including bonus) in excess of $100,000 during the fiscal year ended March 31, 2003).

SUMMARY COMPENSATION TABLE
Long Term Compensation
		Annual Compensation			Awards(1)		Pay- outs
Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Other Annual Compen- sation(2)	Securities Underlying Options/ SAR's Granted	Restricted Stock Awards	LTIP Pay- outs	All Other Compen- sation
Patrick H. Gaines President, CEO and Director	2003 2002 2001	$120,000 $135,000 $150,000	N/A N/A N/A	N/A N/A N/A	Nil Nil Nil	N/A N/A N/A	N/A N/A N/A	Nil Nil Nil
Robert E. Peyton Executive Vice-President of Information Technology of LML Payment Systems Corp.	2003 2002 2001(3)	$150,000 $160,416 $150,000	N/A N/A N/A	N/A N/A N/A	80,000 Nil 80,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A

(1) Other than indicated below or otherwise in this proxy statement, we have not granted any restricted shares or restricted share units, stock appreciation rights ("SAR's") or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2) The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3) Mr. Peyton's employment with the Corporation commenced on July 9, 2000.

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended March 31, 2003

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended March 31, 2003.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
Name	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in fiscal Year	Exercise Price ($/Share) (1)	Expiration Date
Patrick H. Gaines	Nil	Nil	N/A	N/A
Robert E. Peyton	80,000(2)	7.8%	5.00	August 19, 2007

(1) All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

(2) On August 19, 2002, Mr. Peyton was granted options to purchase 80,000 common shares in the capital of our Corporation. Options to purchase 20,000 shares vested upon the grant of the options and options to purchase an additional 10,000 common shares vested on February 19, 2003; the remaining 50,000 options will vest in tranches of 10,000 options on each of August 19, 2003, February 19, 2004, August 19, 2004, February 19, 2005 and August 19, 2005.

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of March 31, 2003. No Named Executive Officer exercised options during the year ended March 31, 2003.

FISCAL YEAR-END OPTION/SAR VALUES
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at March 31, 2003 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at March 31, 2003 Exercisable/ Unexercisable(1)
Patrick H. Gaines	Nil	Nil	110,000(2)/nil	$261,690/not applicable
Robert E. Peyton	Nil	Nil	97,500(3)/62,500(4)	$11,370/$18,950

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of March 31, 2003 and the exercise price of the individual's options. The closing bid price on March 31, 2003 was $5.379 per share.

(2) These options are held by 397389 British Columbia Ltd., a company controlled by Mr. Gaines. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004.

(3) Comprised of: (a) 67,500 options which are exercisable at a price of $20.375 per share until they expire on July 9, 2005; and (b) 30,000 options which are exercisable at a price of $5.00 per share until they expire on August 19, 2007.

(4) Comprised of: (a) 12,500 options which vested on July 9, 2003, subsequent to the end of the financial year, and which are exercisable at a price of $20.375 per share until they expire on July 9, 2005; and (b) 50,000 options which will vest in tranches of 10,000 options on each of August 19, 2003, February 19, 2004, August 19, 2004, February 19, 2005 and August 19, 2005. The latter 50,000 options will be exercisable at a price of $5.00 per share and will expire on August 19, 2007.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner during the fiscal year ended March 31, 2003.

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total shareholder return on our common shares between March 31, 1998 and March 31, 2003 with the cumulative return of (i) the Nasdaq Stock Market Index (US) and (ii) the Nasdaq Computer and Data Processing Index (US and Foreign), over the same period. This graph assumes the investment of $100 on March 31, 1998 in our common shares, the Nasdaq Stock Market Index (US) and the Nasdaq Computer and Data Processing Index (US and Foreign), and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon historical data. We caution that the share price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common shares. Information used in the graph was obtained from the Center for Research in Security Prices, Graduate School of Business, The University of Chicago, a source believed to be reliable but we are not responsible for any errors or omissions in such information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 30, 2003, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, nominee and Named Executive Officer, and by the directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Patrick H. Gaines (President/CEO/Director) #21018 11-200 Burrard Street Vancouver, British Columbia	534,894(2)	2.7%
Greg A. MacRae (Director) 18284 - 73rd Avenue Surrey, British Columbia	35,000(3)	*
L. William Seidman (Director) Suite 800 - 1025 Connecticut Ave. N.W. Washington, D.C.	255,000(4)	1.3%
Robin B. Martin (Director) 11th Floor, 800 17th Street N.W. Washington, D.C.	105,000(5)	*
Jacqueline Pace (Director) P.O. Box 141 Bailey, MS	100,500(6)	*
Robert E. Peyton 7417 E. Corrine Scottsdale, AZ	766,999(7)	3.9%
Robert E. Moore Suite 1688 - 1140 West Pender Vancouver, British Columbia	5,086,018(8)	26%
Directors and Executive Officers as a Group (9 persons)	2,005,505(9)	10.3%

* Indicates less than 1%

(1) Based on 19,593,061 shares of common stock issued and outstanding as of June 30, 2003. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of June 30, 2003, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 110,000 options exercisable within sixty days of June 30, 2003. On April 12, 1999, 397389 British Columbia Ltd., a company controlled by Mr. Gaines, was granted options to purchase 110,000 common shares in the capital of our Corporation. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004. Also includes shares held by companies controlled by Mr. Gaines as follows:

(a) Keats Investments Ltd.: 168,400 shares
(b) 397389 British Columbia Ltd.: 16,622 shares

(3) Includes 10,000 options exercisable within sixty days of June 30, 2003. On September 5, 2001 Mr. MacRae was granted options to purchase 10,000 common shares in the capital of our Corporation, all of which vested on September 5, 2002. These options are exercisable at a price of $4.62 per share and expire on September 5, 2006.

(4) Includes 250,000 options exercisable within sixty days of June 30, 2003. On October 13, 1999, Mr. Seidman was granted options to purchase 240,000 common shares in the capital of our Corporation, of which 120,000 options vested on October 13, 1999, and the remaining 120,000 options vested in tranches of 40,000 options on each of April 13, 2000, October 13, 2000 and April 13, 2001. The options are exercisable at a price of $4.00 per share and expire on October 12, 2004. In addition, on September 5, 2001 Mr. Seidman was granted options to purchase 10,000 common shares in the capital of our Corporation, all of which vested on September 5, 2002. These options are exercisable at a price of $4.62 per share and expire on September 5, 2006.

(5) Includes 100,000 options exercisable within sixty days of June 30, 2003. On November 18, 2000, Mr. Martin was granted options to purchase 120,000 common shares in the capital of our Corporation, of which 30,000 options vested on each of November 18, 2000, November 18, 2001 and November 18, 2002 and the remaining 30,000 options will vest on November 18, 2003. The options are exercisable at a price of $7.313 per share, and expire on November 18, 2005. In addition, on September 5, 2001, Mr. Martin was granted options to purchase 10,000 common shares in the capital of our Corporation, all of which vested on September 5, 2002. These options are exercisable at a price of $4.62 per share and expire on September 5, 2006.

(6) Includes 100,000 options exercisable within sixty days of June 30, 2003. On November 27, 2000, Ms. Pace was granted options to purchase 120,000 common shares in the capital of our Corporation, of which 30,000 options vested on each of November 27, 2000, November 27, 2001 and November 27, 2002 and the remaining 30,000 options will vest on November 27, 2003. The options are exercisable at a price of $7.063 per share, and expire on November 27, 2005. In addition, on September 5, 2001, Ms. Pace was granted options to purchase 10,000 common shares in the capital of our Corporation, all of which vested on September 5, 2002. These options are exercisable at a price of $4.62 per share and expire on September 5, 2006.

(7) Includes 120,000 options exercisable within sixty days of June 30, 2003. On July 9, 2000, Mr. Peyton was granted options to purchase 80,000 common shares in the capital of our Corporation, of which 5,000 options vested on July 9, 2000; 12,500 options vested on each of January 9, 2001, July 9, 2001, January 9, 2002, July 9, 2002, January 9, 2003 and July 9, 2003. The options are exercisable at a price of $20.375 per share and expire on July 9, 2005. In addition, on August 19, 2002, Mr. Peyton was granted options to purchase 80,000 common shares in the capital of our Corporation, of which 20,000 options vested on August 9, 2002 and 10,000 options vested on February 19, 2003; the remaining 50,000 options will vest in tranches of 10,000 options on each of August 19, 2003, February 19, 2004, August 19, 2004, February 19, 2005 and August 19, 2005. The options are exercisable at a price of $5.00 per share and expire on August 19, 2007.

(8) Includes 5,078,352 shares held by companies controlled by Mr. Moore as follows:

(a) 716377 Alberta Ltd.: 1,233,332 shares
(b) Destiny Petroleum Inc.: 3,695,347 shares
(c) Lancia Investments Ltd.: 106,437 shares
(d) 719774 Alberta Ltd.: 43,236 shares

(9) Includes 851,000 options exercisable within sixty days of June 30, 2003. Includes shares beneficially owned by Kat Frey, Carolyn Mosher and Richard R. Schulz, who are executive officers of our Corporation but who are not Named Executive Officers for the purposes of this proxy statement.

PROPOSAL TWO - RATIFY THE APPOINTMENT OF AUDITOR

Ernst & Young, LLP of Vancouver, British Columbia, Canada, has been selected by our board of directors to serve as our independent public accountant for the fiscal year ending March 31, 2004. Ernst & Young LLP has served as our auditor since March 28, 2002. Previous to the appointment of Ernst & Young LLP, Arthur Andersen LLP acted as our auditor from December 4, 2000 to March 28, 2002. It is proposed that the remuneration to be paid to the auditor be fixed by our board of directors.

A representative of Ernst & Young LLP is not expected to be present at our annual meeting, nor is a representative of Ernst & Young LLP expected to make a statement. In the event that a representative of the auditor is present at our annual meeting, the representative will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

We ended our relationship with our previous auditor, Arthur Andersen, LLP, as of March 28, 2002. Arthur Andersen LLP's report on the financial statements for the fiscal year ended March 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change auditors was recommended by our audit committee in both cases.

During the two most recent fiscal years and any subsequent interim periods preceding the date of this report there were no:

(a) disagreements between us and Arthur Andersen LLP or between us and Ernst & Young LLP (as replacement for Arthur Andersen LLP) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the auditor, would have caused either of them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years;

(b) reportable events involving Arthur Andersen LLP or Ernst & Young LLP that would have required disclosure under Item 304(a)(1)(v) of Regulation S-K; or

(c) written or oral consultations between us and Arthur Andersen LLP or between us and Ernst & Young LLP (as replacement for Arthur Andersen LLP) regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on our financial statements that was considered an important factor by us in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304(a)(2) of Regulation S-K.

The audit committee has considered whether the provision of the services with respect to audit related fees, tax fees, and all other services provided by the auditor are compatible with maintaining the principal accountant's independence.

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

AUDIT FEES

The Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Corporation for the current fiscal year. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2003 were CDN$115,000. In addition, for the review of our financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2002, September 30, 2002, and December 31, 2002, Ernst & Young LLP billed our Corporation CDN$45,000. The aggregate fees billed by Ernst & Young L.L.P., our current auditor, and Arthur Andersen, LLP, our former auditor, for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2002 were CDN$83,000 and CDN $32,500 respectively. In addition, for the review of our financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2001, September 30, 2001, and December 31, 2001, our former auditor Arthur Andersen LLP billed our Corporation $45,000.

AUDIT RELATED FEES

For the fiscal year ended March 31, 2003, the aggregate fees billed for assurance and related services by Ernst & Young LLP relating to the performance of the audit and review of our financial statements which are not reported under the caption "Audit Fees" above, were CDN$20,000. These audit related fees pertained primarily to accounting consultation in respect of revenue recognition disclosure and the application of new accounting policies applicable to goodwill.

During the fiscal year ended March 31, 2002 neither Ernst & Young LLP, our current auditor, nor Arthur Andersen, LLP, our former auditor, performed any additional services related to the audit and review of our financial statements giving rise to fees which are not reported under the caption "Audit Fees" above.

TAX FEES

During the fiscal year ended March 31, 2003, we did not engage Ernst & Young, LLP to provide us with any services related to tax compliance, tax advice or tax planning.

For the fiscal year ended March 31, 2002 we did not engage Ernst & Young LLP, our current auditor, or Arthur Andersen, LLP, our former auditor, to provide us with any services related to tax compliance, tax advice or tax planning.

ALL OTHER FEES

During the fiscal year ended March 31, 2003, we did not engage Ernst & Young, LLP to provide us with services or products other than those professional services listed above.

For the fiscal year ended March 31, 2002, the aggregate fees billed by Ernst & Young LLP, our current auditor, and Arthur Andersen LLP, our former auditor, for services or products, other than those professional services listed above, totalled CDN$Nil and $36,500, respectively. During the fiscal year ended March 31, 2002, Arthur Andersen LLP was engaged to perform work in connection with the consolidation of seven of the Corporation's subsidiary companies and consultation on accounting matters.

As provided in our new audit committee charter, a copy of which is appended to this proxy statement as Appendix "A", the audit committee must now pre-approve all services provided by our Corporation's independent auditors. The pre-approval process has just been implemented and, therefore, the audit committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.

The audit committee has considered the nature and amount of the fees billed by Ernst & Young LLP and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young's independence.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending March 31, 2004 (the "2004 Annual Meeting") must be received by our Corporation no later than

March 19, 2004 (assuming that the 2004 Annual Meeting is held on a date that is within 30 days from the date of our annual meeting of shareholders to be held on August 20, 2003). All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended and Section 138 of the Business Corporations Act (Yukon) both of which set forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2004 annual meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or any proposal that is submitted under Section 138 of the Business Corporations Act (Yukon), notice of such proposal must be received by our Corporation no later than June 3, 2004 (assuming that the 2004 annual meeting is held on a date that is within 30 days from the anniversary date of our annual meeting of shareholders to be held on August 20, 2003); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2004 annual meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to the Corporation at Suite 1680, 1140 West Pender Street, Vancouver, British Columbia V6E 4G1 Attention: Carolyn Mosher, Secretary.

With respect to business to be brought before the 2003 annual meeting to be held on August 20, 2003, we have not received any notices from shareholders that we were required to include in this proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding", potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended March 31, 2003, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-K for the year ended March 31, 2003. A copy of the Annual Report to Shareholders on Form 10-K has been sent, or is concurrently being sent, to all shareholders of record as of July 14, 2003.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2003, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.lmlpayment.com and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Carolyn Mosher, Secretary, at Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Computershare Trust Company of Canada, 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta, Canada, T2P 3S8 (facsimile (403) 267-6529).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the years ended March 31, 2003, March 31, 2002, and March 31, 2001, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

Patrick H. Gaines
President and CEO

Dated: July 17, 2003